Exhibit 32.1

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the quarterly report of Invuity, Inc. (the “Company”) on Form 10-Q for the fiscal quarter ending June 30, 2015, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), we, Philip Sawyer, Chief Executive Officer, and Michael Gandy, Chief Financial Officer, of the Company, certify, pursuant to and for purposes of 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1) to my knowledge the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Philip Sawyer Philip Sawyer
Chief Executive Officer
08/12/2015

/s/ Michael Gandy Michael Gandy
Chief Financial Officer
08/12/2015